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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Dated: March 28, 2003                   /s/ David Sitt
                                        --------------------------------
                                        David Sitt
                                        Co-Chief Executive Officer


Dated: March 27, 2003                   /s/ Roberto Sonabend
                                        --------------------------------
                                        Roberto Sonabend
                                        Co-Chief Executive Officer


Dated: March 27, 2003                   /s/ James Green
                                        --------------------------------
                                        James Green
                                        Chief Operating Officer
                                        (Principal Financial Officer)


     A signed original of this written statement required by Section 906 has been provided to Princeton Video Image, Inc. and will be retained by Princeton Video Image, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.